                                  EXHIBIT 10.19


                       AMENDMENT TO DISTRIBUTION AGREEMENT


         This Amendment (the "Amendment") to the Distribution Agreement dated May 1, 1997 is made this 4th day of September, 1998 by and between RomTech, Inc., a Pennsylvania corporation, with its principal place of business located at 2000 Cabot Boulevard, Suite 110, Langhorne, Pennsylvania 19047 (Contact: John
Baer) (the "Manufacturer"), and GT Interactive Software, Value Products Division, a Delaware corporation, with its principal place of business located at 2300 Berkshire Lane North, Plymouth, Minnesota 55441 (Contact: Timothy Stahl) (the "Distributor").

         Manufacturer and Distributor entered into a Distribution Agreement on May 1, 1997 ("Distribution Agreement"). A copy of the Distribution Agreement is attached hereto as Exhibit A. All the terms, conditions and provisions of the Distribution Agreement, unless specifically modified in this Amendment, are made a part of this Amendment.

         Manufacturer and Distributor hereby amend the Distribution Agreement in the following manner.

                  Paragraph 1: The terms "Addendum of this Agreement" in Paragraph 1 shall be replaced with "Exhibit B", which is attached hereto.

                  Paragraph 3: Paragraph 3 shall be stricken and replaced with the following:

                  Manufacturer grants to Distributor and Distributor accepts from Manufacturer the right to distribute the Products and to market the Products to Resellers located in North America excluding Micro Center and DHR. Such right shall be exclusive to Distributor with the exception that Manufacturer shall be entitled to distribute the Products in any manner through electronic commerce.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.


MANUFACTURER                                    DISTRIBUTOR
RomTech, Inc.                                   GT Interactive Software


By: /s/ John Baer                               By: /s/ Timothy Stahl
    ---------------------------------               --------------------------
    John Baer, Vice President, Sales                Timothy Stahl, Senior Buyer

                                   Exhibit "A"

                             Distribution Agreement


         This Agreement (the "Agreement") is made as of the 1st day of May 1997 by and between, RomTech, Inc., a Pennsylvania Corporation, (the "Manufacturer") with it's principal place of business located at 2000 Cabot Boulevard, Suite 100, Langhorne, Pennsylvania 19047, Contact: John Baer and GT Interactive Software, a Delaware Corporation (the "Distributor"), Value Products Division, with it's principal place of business located at 2300 Berkshire Lane North, Plymouth, Minnesota 55441, Contact: Timothy Stahl. In consideration of the promises and covenants set forth below, the parties agree as follows:

         For the purposes of this Agreement, the following terms shall have the respective meanings indicated:

         1. The term "Product(s)" shall mean all computer software in the Addendum of this Agreement.

         2. The term "Reseller" shall mean any third party or entity to which Distributor markets any Products for re-marketing.

         3. Manufacturer grants to the Distributor and Distributor accepts from Manufacturer the right to exclusively distribute the Products and to market the Products to Resellers located in North America excluding Micro Center and Frank Kasper and Associates.

         4. The initial term of this Agreement shall commence upon the date set forth above and shall continue for twelve months, unless earlier terminated as provided herein. The initial term of this Agreement shall be automatically renewed for successive one (1) year periods following expiration of the initial or any subsequent term of the Agreement.

         5. Distributor and Manufacturer will set quarterly objectives to be mutually agreed upon. Objectives will include, but not limited to, merchandising mechanisms, volumes, and specific retail distribution goals. Distributor agrees to support all new, mutually agreed upon products, with an initial order of 5000 units per title. Distributor and Manufacturer agree to conduct monthly forecast for uninterrupted supply of Products to Distributor's customers.

         6. Delivery of the Products shall be F.O.B. Distributor's warehouse. Transportation and handling charges for any of the Products shall be paid by the Manufacturer. Manufacturer will clearly ship products according to Distributors written instructions.

         7. On or after date of shipment, Manufacturer shall invoice Distributor for the purchase of any of the products sold to the Distributor. All amounts specified in any net invoice shall be paid by Distributor to the Manufacturer within (30) days from the date of receipt of the Products by the Distributor.

         8. It is understood by the Manufacturer and Distributor that only defective

                  Product can be returned upon Manufacturer's authorization.

         9. The Manufacturer hereby represents and warrants that it has not entered into any agreements or commitments which are inconsistent with or in conflict with the rights granted to Distributor herein; the Products shall be free and clear of all liens and encumbrances, and the Products conform in all respects to the Product warranties. Manufacturer agrees that Distributor shall be entitled to pass through all warranties granted by Manufacturer under this Agreement. Manufacturer shall extend to Distributor the same warranties and indemnification with respect to Products purchased, as Manufacturer extends to its end-user customers. Neither party shall, under any circumstances, be liable to the other for consequential, incidental, indirect or special damages arising out of or related to this Agreement or the transactions contemplated herein, even if such party has been apprised of the likelihood of such damages occurring.

         10. Distributor shall have the right to utilize Manufacturer's trade name and any trademarks, service marks and advertising literature associated with the Products to identify the Products in advertising and promotional materials.

         11.      Either party may terminate this Agreement not less than thirty
                  (30) days after written notice.

         12. Wherever one party is required or permitted to give notice to the other pursuant to this Agreement, such notice shall be deemed given when delivered in hand, by facsimile, or when mailed by registered or certified mail, return receipt requested, postage paid, and addressed as follows:

                  Manufacturer:                       Distributor:

                  RomTech, Inc.                       GT Interactive Software
                  2000 Cabot Boulevard, Suite 110     2300 Berkshire Lane North
                  Langhorne, Pa, 19047                Plymouth, MN 55441
                  Attn: John Baer                     Attn: Timothy Stahl

         In Witness Thereof, the parties hereto have executed this Agreement by their duly authorized representatives as of the respective dates indicated below.

MANUFACTURER                                         DISTRIBUTOR

RomTech, Inc.                                        GT Interactive Software
By /s/ John Baer                                     By /s/ Timothy Stahl
   ----------------------                               -----------------------
Authorized Signature                                 Authorized Signature

                                                                       EXHIBIT B


                                     Galaxy
                                    Software
                               Retail Price List
                                  Productivity
                                     9/9/98


             PRODUCT                      PLATFORM                DATE             INDIVIDUAL        CASE            CASE
                                                                SHIPPING           DIMENSIONS        QTY.         DIMENSIONS
             -------                      --------              --------           ----------        ----         ----------
GALAXY OF HOME OFFICE HELP:
RETAIL BOX PRODUCT:
Clipart 50,000                        Win.95 / Win. 3.1            Now          8.25x10.25x2.125      40      21.250x17.250x22.5
PrintIt! 2.0 Plus                     Win.95 / Win. 3.1            Now          8.25x10.25x2.125      40      21.250x17.250x22.5
Fonts 2,600                           Win.95 / Win. 3.1            Now          8.25x10.25x2.125      40      21.250x17.250x22.5
Presentation Pictures & Sounds        Win.95 / Win. 3.1            Now          8.25x10.25x2.125      40      21.250x17.250x22.5
Custom Calendar                            Win.95                  Now          8.25x10.25x2.125      40      21.250x17.250x22.5
FindIt!                                  Win.95 / NT               Now          8.25x10.25x2.125      40      21.250x17.250x22.5
Student Essentials                         Win.95            SEPTEMBER, 1998    8.25x10.25x2.125      40      21.250x17.250x22.5
Galaxy of Clipart, 75,000 images      Win.95 / Win. 3.1            Now          9.75x11.25x2          40      23.25x20.125x21.25

GALAXY OF HOME OFFICE HELP:
JEWEL CASE PRODUCT:
PrintIt! 2.0                          Win.95 / Win. 3.1            Now            5.5x4.9x.438       100      10.75x10.125x11.75
Fonts 2,600                           Win.95 / Win. 3.1            Now            5.5x4.9x.438       100      10.75x10.125x11.75
Clipart 25,000                        Win.95 / Win. 3.1            Now            5.5x4.9x.438       100      10.75x10.125x11.75
Presentation Pictures                 Win.95 / Win. 3.1            Now            5.5x4.9x.438       100      10.75x10.125x11.75
Wav Sound Effects                     Win.95 / Win. 3.1            Now            5.5x4.9x.438       100      10.75x10.125x11.75
Icons 8,000                           Win.95 / Win. 3.1            Now            5.5x4.9x.438       100      10.75x10.125x11.75
Custom Calendar                            Win.95                  Now            5.5x4.9x.438       100      10.75x10.125x11.75
Clipart 25,000 Vol II                 Win.95 / Win. 98             Now            5.5x4.9x.438       100      10.75x10.125x11.75
Christian Desktop                     Win.95 / Win. 98       SEPTEMBER, 1998      5.5x4.9x.438       100      10.75x10.125x11.75

EDUCATION
Universe Explorer                     Win.95 / Win. 3.1            Now          8.25x10.25x2.125      40      21.250x17.250x22.5
Exploring Civilizations               Win.95 / Win. 3.1            Now          8.25x10.25x2.125      40      21.250x17.250x22.5

LANDSCAPE RENDERING
VistaPro 4.0                             Win95 / NT                Now          8.25x10.25x2.125      40      21.250x17.250x22.5

             PRODUCT                      CASE         STREET         UPC CODE
                                         WEIGHT         PRICE         7439990+
             -------                     ------         ------         --------
GALAXY OF HOME OFFICE HELP:
RETAIL BOX PRODUCT:
Clipart 50,000                             23 lbs.      $ 14.95    ...11359
PrintIt! 2.0 Plus                          23 lbs.      $ 14.95    ...11854
Fonts 2,600                                23 lbs.      $ 14.95    ...10253
Presentation Pictures & Sounds             23 lbs.      $ 14.95    ...10307
Custom Calendar                            23 lbs.      $ 14.95    ...10956
FindIt!                                    23 lbs.      $ 14.95    ...10857
Student Essentials                         23 lbs.      $ 14.95    ...13704
Galaxy of Clipart, 75,000 images          24.5 lbs.     $ 19.95    ...10758

GALAXY OF HOME OFFICE HELP:
JEWEL CASE PRODUCT:
PrintIt! 2.0                               22 lbs.      $ 12.95    ...11809
Fonts 2,600                                22 lbs.      $ 12.95    ...09608
Clipart 25,000                             22 lbs.      $ 12.95    ...09509
Presentation Pictures                      22 lbs.      $ 12.95    ...08656
Wav Sound Effects                          22 lbs.      $ 12.95    ...08700
Icons 8,000                                22 lbs.      $ 12.95    ...10352
Custom Calendar                            22 lbs.      $ 12.95    ...10901
Clipart 25,000 Vol II                      22 lbs.      $ 12.95    ...12356
Christian Desktop                          22 lbs.      $ 12.95    ...13902

EDUCATION
Universe Explorer                          23 lbs.      $ 19.95    ...09455
Exploring Civilizations                    23 lbs.      $ 19.95    ...11755

LANDSCAPE RENDERING
VistaPro 4.0                               23 lbs.      $ 69.95    ...12004


GTIS PART NUMBER IS THE UPC NUMBER WITHOUT THE FIRST AND LAST DIGIT

                                     Galaxy
                                    Software
                               Retail Price List
                                  Productivity
                                     9/9/98


             PRODUCT                      PLATFORM                DATE             INDIVIDUAL        CASE            CASE
                                                                SHIPPING           DIMENSIONS        QTY.         DIMENSIONS
             -------                      --------              --------           ----------        ----         ----------
GALAXY OF HOME OFFICE HELP:
RETAIL BOX PRODUCT:
Clipart 50,000                        Win.95 / Win. 3.1            Now          8.25x10.25x2.125      40      21.250x17.250x22.5
PrintIt! 2.0 Plus                     Win.95 / Win. 3.1            Now          8.25x10.25x2.125      40      21.250x17.250x22.5
Fonts 2,600                           Win.95 / Win. 3.1            Now          8.25x10.25x2.125      40      21.250x17.250x22.5
Presentation Pictures & Sounds        Win.95 / Win. 3.1            Now          8.25x10.25x2.125      40      21.250x17.250x22.5
Custom Calendar                            Win.95                  Now          8.25x10.25x2.125      40      21.250x17.250x22.5
FindIt!                                  Win.95 / NT               Now          8.25x10.25x2.125      40      21.250x17.250x22.5
Student Essentials                         Win.95            SEPTEMBER, 1998    8.25x10.25x2.125      40      21.250x17.250x22.5
Galaxy of Clipart, 75,000 images      Win.95 / Win. 3.1            Now            9.75x11.25x2        40      23.25x20.125x21.25

GALAXY OF HOME OFFICE HELP:
JEWEL CASE PRODUCT:
PrintIt! 2.0                          Win.95 / Win. 3.1            Now            5.5x4.9x.438       100      10.75x10.125x11.75
Fonts 2,600                           Win.95 / Win. 3.1            Now            5.5x4.9x.438       100      10.75x10.125x11.75
Clipart 25,000                        Win.95 / Win. 3.1            Now            5.5x4.9x.438       100      10.75x10.125x11.75
Presentation Pictures                 Win.95 / Win. 3.1            Now            5.5x4.9x.438       100      10.75x10.125x11.75
Wav Sound Effects                     Win.95 / Win. 3.1            Now            5.5x4.9x.438       100      10.75x10.125x11.75
Icons 8,000                           Win.95 / Win. 3.1            Now            5.5x4.9x.438       100      10.75x10.125x11.75
Custom Calendar                            Win.95                  Now            5.5x4.9x.438       100      10.75x10.125x11.75
Clipart 25,000 Vol II                 Win.95 / Win. 98             Now            5.5x4.9x.438       100      10.75x10.125x11.75
Christian Desktop                     Win.95 / Win. 98       SEPTEMBER, 1998      5.5x4.9x.438       100      10.75x10.125x11.75

EDUCATION
Universe Explorer                     Win.95 / Win. 3.1            Now          8.25x10.25x2.125      40      21.250x17.250x22.5
Exploring Civilizations               Win.95 / Win. 3.1            Now          8.25x10.25x2.125      40      21.250x17.250x22.5

LANDSCAPE RENDERING
VistaPro 4.0                             Win95 / NT                Now          8.25x10.25x2.125      40      21.250x17.250x22.5


             PRODUCT                   CASE              STREET         UPC CODE
                                      WEIGHT             PRICE         7439990+
             -------                  -------            ------     --------------
GALAXY OF HOME OFFICE HELP:
RETAIL BOX PRODUCT:
Clipart 50,000                         23 lbs.           $ 14.95    ...11359
PrintIt! 2.0 Plus                      23 lbs.           $ 14.95    ...11854
Fonts 2,600                            23 lbs.           $ 14.95    ...10253
Presentation Pictures & Sounds         23 lbs.           $ 14.95    ...10307
Custom Calendar                        23 lbs.           $ 14.95    ...10956
FindIt!                                23 lbs.           $ 14.95    ...10857
Student Essentials                     23 lbs.           $ 14.95    ...13704
Galaxy of Clipart, 75,000 images      24.5 lbs.          $ 19.95    ...10758

GALAXY OF HOME OFFICE HELP:
JEWEL CASE PRODUCT:
PrintIt! 2.0                           22 lbs.           $ 12.95    ...11809
Fonts 2,600                            22 lbs.           $ 12.95    ...09608
Clipart 25,000                         22 lbs.           $ 12.95    ...09509
Presentation Pictures                  22 lbs.           $ 12.95    ...08656
Wav Sound Effects                      22 lbs.           $ 12.95    ...08700
Icons 8,000                            22 lbs.           $ 12.95    ...10352
Custom Calendar                        22 lbs.           $ 12.95    ...10901
Clipart 25,000 Vol II                  22 lbs.           $ 12.95    ...12356
Christian Desktop                      22 lbs.           $ 12.95    ...13902

EDUCATION
Universe Explorer                      23 lbs.           $ 19.95    ...09455
Exploring Civilizations                23 lbs.           $ 19.95    ...11755

LANDSCAPE RENDERING
VistaPro 4.0                           23 lbs.           $ 69.95    ...12004


GTIS PART NUMBER IS THE UPC NUMBER WITHOUT THE FIRST AND LAST DIGIT